SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 23, 2002
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                        (Date of earliest event reported)
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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                           0-14815                          25-2413363
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(State of other jurisdiction   (Commission File Number)           (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
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(Address of principal executive offices)                            (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4



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Item 5.           Other Events


         On December 23, 2002, Progress Financial Corporation announced the issuance of 5,000 shares of floating rate Trust Preferred Securities. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PROGRESS FINANCIAL CORPORATION





Dated:   December 23, 2002         By:      /s/ Michael B. High
                                       ---------------------------------------
                                       Michael B. High
                                       Chief Operating Officer and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX




   Exhibit Number                           Description
   --------------                           -----------

     99(a) Press Release announcing issuance of 5,000 shares of floating rate Trust Preferred Securities.

                                  Exhibit 99(a)

             Press Release announcing 5,000 shares of floating rate
               Trust Preferred Securities issued December 23, 2002

                                                           Exhibit 99(a)
FOR IMMEDIATE RELEASE                Contact:
December 23, 2002                    Michael B. High, COO/CFO
                                     610-941-4804
                                     mhigh@progressbank.com

                      Progress Financial Corporation Issues
             $5 Million of Floating Rate Trust Preferred Securities

       Repurchase of Previously Issued Preferred Reduces Interest Expense

Blue Bell, PA, December 23, 2002 - Progress Financial Corporation (the "Company"
- Nasdaq: PFNC), announced today the issuance of 5,000 shares of floating rate Trust Preferred Securities, $1,000 liquidation amount per security. The initial rate was 4.76% which will be adjusted quarterly to 3.35% over three month LIBOR.

The Trust Preferred Securities represent undivided beneficial interests in Progress Capital Trust IV, which was established by the Company for the purpose of issuing the Trust Preferred Securities. The Trust Preferred Securities are fully and unconditionally guaranteed by the Company. Net proceeds from the sale of the securities will be used to redeem its' outstanding 8.25% subordinated debt and to repurchase a portion of its' 10.5% trust preferred securities issued in 1997. The Company estimates it will immediately save $445,000 in annual interest expense as a result of the restructuring from this and its' previously completed issuance of $10 million of trust preferred securities in November 2002. All the securities have been sold and this release is for informational purposes only.

Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."
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